                                                        Exhibit 10.33


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.


                               WARRANT AGREEMENT

                         To Purchase Shares of the Stock
                          TRIANGLE PHARMACEUTICALS, INC.

                Dated as of August 8, 1996 (the "Effective Date")



    WHEREAS, Triangle Pharmaceuticals, Inc., a Delaware corporation (the "Company"), has entered into a Master Lease Agreement dated as of August 8, 1996, Equipment Schedule No. VL-1 dated as of August 8, 1996, and related Summary Equipment Schedules (collectively, the "Leases") with Comdisco, Inc., a Delaware corporation (the "Warrantholder"); and

    WHEREAS, the Company desires to grant to Warrantholder, in consideration for such Leases, the right to purchase shares of its Stock;

    NOW, THEREFORE, in consideration of the Warrantholder executing and delivering such Leases and in consideration of mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

1.  GRANT OF THE RIGHT TO PURCHASE STOCK.

    The Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe to and purchase, from the Company, 16,000 fully paid and non-assessable shares of the Company's Series B Preferred Stock ("Preferred Stock") at a purchase price of $5.00 per share (the "Exercise Price"); provided, however, that from and after the effective date of the registration statement for the Company's initial public offering of its equity securities, the securities purchasable by the Warrantholder upon the exercise of this Warrant Agreement shall be shares of the Company's Common Stock ("Common Stock") which shares shall be purchasable by the Warrantholder in the same number that the Warrantholder would otherwise have been entitled to purchase had this



* Certain confidential portions of this Exhibit were omitted by means of marking such portions with an asterick (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 406 under the Securities Act.


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


Warrant Agreement remained exercisable for shares of the Company's Preferred Stock. From and after the effective date of the registration statement for the Company's initial public offering of its equity securities, the Warrantholder shall not have any further right pursuant to this Warrant Agreement to purchase shares of the Company's Preferred Stock. The shares of Preferred Stock or Common Stock of the Company that are issuable from time to time upon the exercise of this Warrant Agreement are sometimes referred to herein as the "Stock." The number and purchase price of such shares of Stock are subject to adjustment as provided in Section 8 hereof.

2.  TERM OF THE WARRANT AGREEMENT.

    Except as otherwise provided for herein, the term of this Warrant Agreement and the right to purchase Stock as granted herein shall commence on the Effective Date and shall be exercisable for a period of (i) five (5) years from the Effective Date or (ii) until 5:00 p.m. Eastern Standard Time on the business day immediately preceding the date of the closing of a consolidation or merger of the Company with or into any other corporation or corporations (other than any merger effected solely for the purpose of changing the domicile of the Company) or a sale, conveyance or disposition of all or substantially all of the assets of the Company or the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of, (hereinafter referred to as a "Termination Event") whichever is shorter.

    The Company shall notify the Warrantholder ten (10) business days prior to the closing of such Termination Event, and if the Company fails to deliver such notice, then notwithstanding anything to the contrary in this Warrant Agreement, the rights to purchase the Company's Stock shall not expire until the Company complies with such notice provisions. Such notice shall also contain such details of the proposed Termination Event as are reasonable in the circumstances. If such closing does not take place, the Company shall promptly notify the Warrantholder that such proposed transaction has been terminated, and the Warrantholder may rescind any exercise of its purchase rights promptly after such notice of termination of the proposed transaction.
 In the event of such rescission, the Warrant Agreement will continue to be exercisable on the same terms and conditions contained herein.

3.  EXERCISE OF THE PURCHASE RIGHTS.

    The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time, prior to the expiration of the term set forth in Section 2 above, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the "Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise, the payment of the purchase price and the Warrantholder's compliance with all other terms and conditions of this Warrant Agreement as set forth below, and in no event later than twenty-one (21) days thereafter, the Company shall issue to the


Triangle/Warrant/1b                     -2-                           8/8/96

Warrantholder a certificate for the number of shares of Stock purchased and shall execute the acknowledgment of exercise in the form attached hereto as
Exhibit II (the "Acknowledgment of Exercise") indicating the number of shares which remain subject to future purchases, if any.

    The Exercise Price may be paid at the Warrantholder's election either (i) by cash or check, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Company will issue Stock in accordance with the following formula:

          X = Y(A-B)
              ------
              A

Where:    X =   the number of shares of Stock to be issued to the
                Warrantholder.

          Y = the number of shares of Stock requested to be exercised under this Warrant Agreement.

          A =   the fair market value of one (1) share of Stock.

          B =   the Exercise Price.

    For purposes of the above calculation, fair market value of Stock shall mean with respect to each share of Stock:

         (i) if the exercise is in connection with an initial public offering of the Company's Common Stock, and if the Company's Registration Statement relating to such public offering has been declared effective by the SEC, then the fair market value per share shall be the initial "Price to Public" specified in the final prospectus with respect to the offering;

        (ii) if this Warrant is exercised after, and not in connection with the Company's initial public offering, and:

              (a) if traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices over a twenty-one
(21) day period ending three trading days before the day the current fair market value of the securities is being determined; or

              (b) if traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked prices quoted on the Nasdaq National Market system ("Nasdaq") (or similar system) over the twenty-one (21) day period ending three trading days before the day the current fair market value of the securities is being determined;


Triangle/Warrant/1b                     -3-                           8/8/96

        (iii) if at any time the Common Stock is not listed on any securities exchange or quoted on the Nasdaq or the over-the-counter market, the current fair market value of Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Stock for which this Warrant Agreement is then exercisable sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is the surviving party and which does not constitute a "Termination Event" as set forth in Section 2 hereof, in which case the fair market value of Stock shall be deemed to be the value received by the holders of the Company's Stock for which this Warrant Agreement is then exercisable, pursuant to such merger or acquisition.

    Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.  RESERVATION OF SHARES.

    (a) AUTHORIZATION AND RESERVATION OF SHARES. During the term of this Warrant Agreement, the Company will at all times have authorized and reserved a sufficient number of shares of its Stock to provide for the exercise of the rights to purchase the Stock for which this Warrant Agreement is then exercisable as provided for herein.

    (b) REGISTRATION OR LISTING. If any shares of Stock required to be reserved hereunder require registration with or approval of any governmental authority under any Federal or State law (other than any registration under the 1933 Act, as then in effect, or any similar Federal statute then enforced, or any state securities law, required by reason of any transfer involved in the exercise of this Warrant Agreement), or listing on any domestic securities exchange, before such shares may be issued upon exercise of this Warrant Agreement, the Company will, at its expense and as expeditiously as possible, use commercially reasonable efforts to cause such shares to be duly registered, listed or approved for listing on such domestic securities exchange, as the case may be, provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process with any such government authority.

5.  NO FRACTIONAL SHARES OR SCRIP.

    No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.


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


6.  NO RIGHTS AS SHAREHOLDER.

    This Warrant Agreement does not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company prior to the exercise of the Warrant.

7.  WARRANTHOLDER REGISTRY.

    The Company shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

8.  ADJUSTMENT RIGHTS.

    The purchase price per share and the number of shares of Stock purchasable hereunder are subject to adjustment, as follows:

    (a) Capital Reorganization or Merger. If at any time there shall be a capital reorganization of the shares of the Company's stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein or a Termination Event as set forth in Section 2 hereof), or a merger or consolidation of the Company with or into another corporation when the Company is the surviving corporation, and which does not constitute a Termination Event, (hereinafter referred to as a "Merger Event"), then, as a part of such Merger Event, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of preferred stock or other securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if Warrantholder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interest of the Warrantholder after the Merger Event to the end that the provisions of this Warrant Agreement (including adjustments of the Exercise Price and number of shares of Preferred Stock purchasable) shall be applicable to the greatest extent possible.

     (b) RECLASSIFICATION OF SHARES. If the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change any of the Stock as to which purchase rights under this Warrant Agreement then exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the Stock which was subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.


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


    (c) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time shall combine or subdivide its Stock that is at the time issuable upon exercise of this Warrant Agreement, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

    (d) STOCK DIVIDENDS. If the Company at any time shall pay a dividend payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) or (b)) of the Company's Stock that is at the time issuable upon exercise of this Warrant Agreement without consideration, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (1) the numerator of which shall be the total number of all shares of the Company's Stock that is at the time issuable upon exercise of this Warrant Agreement outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of all shares of the Company's Stock that is at the time issuable upon exercise of this Warrant Agreement outstanding immediately after such dividend or distribution. The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Stock that is at the time issuable upon exercise of this Warrant Agreement immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

    (e) Issuance of Additional Stock. If at any time after the Effective Date and prior to the effective date of the registration statement for the Company's initial public offering of its equity securities (the "Company's IPO"), (A) the Company issues, or is deemed to have issued pursuant to the provisions of Article IV, Section B (3) (c) (i) of the Company's Restated Certificate of Incorporation, as amended through the Effective Date (hereinafter "Charter"), any "Additional Stock" (as defined in the Charter) which results in an adjustment to the "Conversion Price" (as defined in the Charter) for the Company's Series B Preferred Stock in effect immediately prior to the issuance of such Additional Stock and (B) the issuance or deemed issuance of such Additional Stock does not result in an adjustment to the Exercise Price and the number of shares of Stock purchasable hereunder pursuant to any of the provisions of this Warrant Agreement other than this
Section 8(e), then, with respect to any shares of Stock that remain purchasable under this Warrant Agreement after the effective date of the Company's IPO, (X) the Exercise Price shall be adjusted immediately after the effective date of the Company's IPO to the price that is equal to the Conversion Price for the Company's Series B Preferred Stock in effect immediately prior to the effective date of the Company's IPO and (Y) the Warrantholder shall be entitled to purchase after the effective date of the Company's IPO the number of shares of the Company's Common Stock equal to the total number of shares of Common Stock issuable upon the exercise of this Warrant Agreement on the effective date of the Company's IPO multiplied by a fraction, (i) the numerator of which shall be original Exercise Price ($5.00) and (ii) the


Triangle/Warrant/1b                     -6-                           8/8/96
denominator of which shall be the Exercise Price as adjusted pursuant to this
Section 8(e). The Company shall provide the Warrantholder with a certificate showing such adjustment in accordance with the terms hereof and showing in detail the facts upon which such adjustment is based.

    (f) ANTIDILUTION RIGHTS. Additional antidilution rights applicable to the Preferred Stock purchasable hereunder are as set forth in the Company's Charter, a true and complete copy of which is attached hereto as Exhibit IV. As long as this Warrant Agreement entitles the Warrantholder to purchase Preferred Stock, the Company shall promptly provide the Warrantholder with the same notices provided to holders of Preferred Stock as required by the Charter, including, without limitation, the notices of adjustment and readjustment required by Article IV, Section 13.3(g)(ii) of the Charter.

    (g) NOTICE OF ADJUSTMENTS. If: (i) the Company shall declare any dividend or distribution upon its Stock then issuable upon the exercise of this Warrant Agreement, whether in cash, property, stock or other securities without consideration; (ii) the Company shall offer for subscription prorata to the holders of the Stock issuable upon exercise of this Warrant Agreement, any additional shares of stock of any class or other rights; (iii) there shall be any Merger Event; (iv) there shall be an initial public offering; or
(v) there shall be any voluntary dissolution, liquidation or winding up of the Company; then, in connection with each such event, the Company shall send to the Warrantholder: (A) at least twenty calendar (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the holders of Stock at the time issuable upon exercise of this Warrant Agreement shall be entitled thereto) or for determining rights to vote in respect of such Merger Event, dissolution, liquidation or winding up; (B) in the case of any such Merger Event, dissolution, liquidation or winding up, at least ten (10) business days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Stock at the time issuable upon exercise of this Warrant Agreement shall be entitled to exchange their Stock for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding up); and (C) in the case of a public offering, the Company shall give the Warrantholder at least ten (10) calendar days written notice prior to the effective date thereof.


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


    Each such written notice shall set forth, in reasonable detail, (i) the event requiring the adjustment, (ii) the amount of the adjustment, (iii) the method by which such adjustment was calculated, (iv) the Exercise Price, and
(v) the number of shares subject to purchase hereunder after giving effect to such adjustment, and shall be given by first class mail, postage prepaid, addressed to the Warrantholder, at the address as shown on the books of the Company.

    (h) TIMELY NOTICE. Failure to timely provide such notice required by subsection (g) above shall entitle Warrantholder to retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by Warrantholder, but shall not effect the legality or validity of the applicable transaction. The notice period shall begin on the date Warrantholder actually receives a written notice containing all the information specified above.

9.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

    (a) RESERVATION OF PREFERRED STOCK. The Stock issuable upon exercise of the Warrantholder's rights has been duly and validly reserved and, when issued in accordance with the provisions of this Warrant Agreement, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever caused by the Company; provided, however, that the Stock issuable pursuant to this Warrant Agreement may be subject to restrictions on transfer under state and/or Federal securities laws. The Company has made available to the Warrantholder true, correct and complete copies of its Charter and Bylaws, as amended. The issuance of certificates for shares of Stock upon exercise of the Warrant Agreement shall be made without charge to the Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Warrantholder.

    (b) DUE AUTHORITY. The execution and delivery by the Company of this Warrant Agreement and the performance of all obligations of the Company hereunder, including the issuance to Warrantholder of the right to acquire the shares of Stock, have been duly authorized by all necessary corporate action on the part of the Company, and to the best of the Company's knowledge this Warrant Agreement is not inconsistent with the Company's Charter or Bylaws, does not contravene any law or governmental rule, regulation or order applicable to it, does not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and this Warrant Agreement constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.


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


    (c) CONSENTS AND APPROVALS. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant Agreement, except for the filing of notices pursuant to Regulation D under the 1933 Act and any filing required by applicable state securities law, which filings will be effective by the time required thereby.

    (d) ISSUED SECURITIES. All issued and outstanding shares of Common Stock, Preferred Stock or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. To the Company's knowledge, all outstanding shares of Common Stock, Preferred Stock and any other securities were issued in full compliance with all Federal and state securities laws. The authorized capital of the Company consists of:

        (i) Preferred Stock. 10,000,000 shares of Preferred Stock, par value $.001 per share, of which (i) 5,400,000 shares have been designated Series A Preferred Stock, 5,231,671 of which are issued and outstanding and
(ii) 4,000,000 shares have been designated Series B Preferred Stock, 3,706,234 of which are issued and outstanding.

        (ii) Common Stock. 30,000,000 shares of common stock, par value $.001 per share ("Common Stock"), of which 4,211,833 are issued and outstanding.

        (iii) Options, Warrants, etc. Except for (i) the conversion privileges of the Series A Preferred Stock and the Series B Preferred Stock currently outstanding, (ii) the rights provided in paragraph 2.4 of the Restated Investors' Rights Agreement dated as of June 11, 1996, to which the Company is a party, (iii) the rights provided in paragraph 2.1 of the Amended and Restated Investors' Rights Agreement dated as of April 17, 1996 to which the Company is a party, (iv) the Warrant to purchase up to 130,000 shares of Series A Preferred Stock and/or Common Stock dated May 21, 1996 issued by the Company to Burrill & Craves, (v) this Warrant Agreement and (vi) options to acquire up to 1,700,000 shares of Common Stock issued or reserved for issuance under the Company's 1996 Stock Option/Stock Issuance Plan, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock.

    (e) INSURANCE. The Company has in full force and effect insurance policies, with extended coverage, insuring the Company and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant to the terms of any other contract or agreement.


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


    (f) EXEMPT TRANSACTION. Subject to the accuracy of the Warrantholder's representations in Section 10 hereof, the issuance of the Stock upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws.

    (g) COMPLIANCE WITH RULE 144. From and after the effective date of the registration statement for the Company's initial public offering of its equity securities, the written request of the Warrantholder, who proposes to resell the Stock issuable upon the exercise of the Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Warrantholder, within ten (10) business days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

10. REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER.

    This Warrant Agreement has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder:

    (a) INVESTMENT PURPOSE. The right to acquire Stock represented by this Warrant Agreement has been and the Stock issuable upon exercise of the Warrantholder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same.

    (b) PRIVATE ISSUE. The Warrantholder understands (i) that neither the issuance of this Warrant Agreement nor the Stock issuable upon exercise of this Warrant is registered under the 1933 Act or qualified under applicable state securities laws on the ground that their issuance is and will be exempt from the registration and qualifications requirements thereof, and (5) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

    (c) DISPOSITION OF WARRANTHOLDER'S RIGHTS. In no event will the Warrantholder make a disposition of any of its rights to acquire Stock or the Stock issuable upon exercise of such rights unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) satisfactory to the Company and its counsel to the effect that
(A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available.


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


Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Stock or the Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of a share of Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Stock not bearing any restrictive legend.

    (d) FINANCIAL RISK. The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in this Warrant Agreement and the shares of Stock issuable upon exercise hereof, and has the ability to bear the economic risks of such investment.

    (e) RISK OF NO REGISTRATION. The Warrantholder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1933 Act, or file reports pursuant to Section 15(d), of the Securities Exchange Act of 1934 (the "1934 Act"), or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Stock pursuant to this Warrant Agreement, or (ii) the Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of its rights to purchase Stock or the Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

    (f) ACCREDITED INVESTOR. Warrantholder is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.


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

11. TRANSFERS.

    Subject to the terms and conditions contained in Section 10 hereof, this Warrant Agreement and all rights hereunder are transferable in whole or in part by the Warrantholder and any successor transferee, provided, however, in no event shall the aggregate number of transfers of the rights and interests in all of the Warrants exceed three (3) transfers. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit III (the "Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

12. MISCELLANEOUS.

    (a) EFFECTIVE DATE. The provisions of this Warrant Agreement shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company and the Warrantholder on the date hereof. This Warrant Agreement shall be binding upon any successors or assigns of the Company and the Warrantholder.

    (b) ATTORNEY'S FEES. In any litigation, arbitration or court proceeding between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

    (c) GOVERNING LAW. This Warrant Agreement shall be governed by and construed for all purposes under and in accordance with the laws of the State of Delaware, without regard to its conflicts of laws principles.

    (d) COUNTERPARTS. This Warrant Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    (e) NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, facsimile transmission (provided that the original is sent by personal delivery or mail as hereinafter set forth) or seven (7) days after deposit in the United States mail, by registered or certified mail, addressed (i) to the Warrantholder at 6111 North River Road, Rosemont, Illinois 60018, attention: James Lab, Venture Group, cc: Legal Department, attn: General Counsel, (and/or, if by facsimile, (847) 518-5465 and (847)518-5088) and (ii)
to the Company at 4 University Place, 4611 University Drive, Durham, North Carolina 27707, attention: James A. Klein Jr., cc: Chris Rallis (and/or if by facsimile, (919) 493-5925) or at such other address as any such party may subsequently designate by written notice to the other party.


Triangle/Warrant/1b                     -12-                          8/8/96

    (f) REMEDIES. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where the non-defaulting party will not have an adequate remedy at law and where damages will not be readily ascertainable. Each party expressly agrees that it shall not oppose an application by the other party or any other person entitled to the benefit of this Agreement requiring specific performance of any or all provisions hereof or enjoining the other party from continuing to commit any such breach of this Agreement.

    (g) NO IMPAIRMENT OF RIGHTS. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

    (h) SURVIVAL. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement.

    (i) SEVERABILITY. In the event any one or more of the provisions of this Warrant Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

    (j) AMENDMENTS. Any provision of this Warrant Agreement may be amended by a written instrument signed by the Company and by the Warrantholder.

    (k) ADDITIONAL DOCUMENTS. The Company, upon execution of this Warrant Agreement, shall provide the Warrantholder with certified resolutions of its Board of Directors with respect to the representations, warranties and covenants set forth in subparagraphs (a) and (b) of Section 9 above.

    (i) Entire Agreement. This Warrant Agreement contains the entire agreement between the Company and the Warrantholder with regards to the subject hereof.


Triangle/Warrant/1b                     -13-                          8/8/96

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed by its officers thereunto duly authorized as of the Effective Date.

                                        Company: TRIANGLE PHARMACEUTICALS, INC.

                                        By:    /s/James A. KLJ
                                               --------------------------------

                                        Title:    Chief Financial Officer
                                               --------------------------------


                                        Warrantholder: COMDISCO, INC.

                                        By:    /s/James P. Labe
                                               --------------------------------

                                        Title:    JAMES P. LABE, PRESIDENT
                                               --------------------------------
                                                   VENTURE LEASE DIVISION





Triangle/Warrant/1b                     -14-                         8/8/96

                                   EXHIBIT I

                              NOTICE OF EXERCISE


To: _____________________________

(1) The undersigned Warrantholder hereby elects to purchase _____________ shares of the [Series B Preferred] [Common] Stock of _______________________, pursuant to the terms of the Warrant Agreement dated the ________________ day of _______________________________, 19_____ (the "Warrant Agreement") between
_________________________________________ and  the Warrantholder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

(2) In exercising its rights to purchase the [Series B Preferred] [Common] Stock of ____________________________________________, the undersigned hereby reaffirms and acknowledges the representations and warranties made in Section 10 of the Warrant Agreement.

(3) Please issue a certificate or certificates representing said shares of [Series B Preferred] [Common] Stock in the name of the undersigned or in such other name as is specified below.

____________________________________
(Name)

____________________________________
(Address)

Warrantholder: COMDISCO, INC.

By:    _____________________________

Title: _____________________________

Date:  _____________________________






Triangle/Warrant/1b                     -15-                         8/8/96

                                   EXHIBIT II

                          ACKNOWLEDGEMENT OF EXERCISE



    The undersigned ____________________________________________, hereby acknowledge receipt of the "Notice of Exercise" from Comdisco, Inc., to purchase _________ shares of the [Series B Preferred] [Common] Stock of__ ___________________________________, pursuant to the terms of the Warrant
Agreement, and further acknowledges that _________ shares remain subject to purchase under the terms of the Warrant Agreement.


                                     Company:

                                     By:    ____________________________

                                     Title: ____________________________

                                     Date:  ____________________________






Triangle/Warrant/1b                     -16-                         8/8/96

                                 EXHIBIT III

                               TRANSFER NOTICE


    (To transfer or assign the foregoing Warrant Agreement execute this form and supply required information. Do not use this form to purchase shares.)

    FOR VALUE RECEIVED, the foregoing Warrant Agreement and all rights evidenced thereby are hereby transferred and assigned to


________________________________________________________________________
(Please Print)

whose address is________________________________________________________

________________________________________________________________________


                   Dated: _____________________________

                   Holder's Signature: ________________________

                   Holder's Address:   ________________________

                   ____________________________________________


Signature Guaranteed: _________________________________________


   NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant Agreement.





Triangle/Warrant/1b                     -17-                         8/8/96